Contingent consideration	12 Months Ended
Dec. 31, 2019
Contingent Consideration [Abstract]
Contingent consideration
Contingent consideration
The outstanding fair value of contingent consideration payable to ILJIN an affiliated shareholder and related party, is the result of an Arrangement Agreement (the Agreement) completed on September 20, 2013 between the Company, Aurinia Pharma Corp. and ILJIN. Pursuant to the Agreement, payments of up to $10,000,000 may be paid dependent on the achievement of pre-defined clinical and marketing milestones.
During the year, a pre-defined milestone was achieved and as a result the Company paid $100,000 to ILJIN. This milestone combined with previous milestone payments of $2,150,000 in 2017 has reduced the original contingent consideration from $10,000,000 to $7,750,000 at December 31, 2019. During 2018 no payments were made to ILJIN.
At December 31, 2019, if all of the remaining milestones are met, the timing of these payments is estimated to occur as follows:

$
2021	6,000
2022	625
2024	1,125
7,750

The fair value estimates at December 31, 2019 were based on a discount rate of 10% (2018 - 10%) and a presumed payment range between 50% and 86% (2018 - 50% and 74%). The increase in presumed payment range from 74% to 86% was attributable to the Phase 3 lupus nephritis clinical trial results. The fair value of this contingent consideration as at December 31, 2019 was estimated to be $5,113,000 (December 31, 2018 - $4,028,000) and was determined by estimating the probability and timing of achieving the milestones and applying the income approach.

The increase in contingent consideration of $1,085,000 for the year ended December 31, 2019 was comprised of an increase in fair value of $1,185,000 less the cash payment of $100,000, compared to an increase in contingent consideration of $236,000 for the year ended December 31, 2018. The increase at December 31, 2019 was primarily due to the change in presumed payment range.

This is a Level 3 recurring fair value measurement. If the probability for success were to increase by a factor of 10% for each milestone, this would increase the net present value (NPV) of the obligation by approximately $637,000 as at December 31, 2019. If the probability for success were to decrease by a factor of 10% for each milestone, this would decrease the NPV of the obligation by approximately $637,000 as at December 31, 2019. If the discount rate were to increase to 12%, this would decrease the NPV of the obligation by approximately $167,000. If the discount rate were to decrease to 8%, this would increase the NPV of the obligation by approximately $177,000.